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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 7, 2002

                           Allied Research Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

           0-2545                                       04-2281015
  (Commission File Number)                (I.R.S. Employer Identification No.)

   8000 Towers Crescent Drive, Suite 260, Vienna, Virginia           22182
         (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's Telephone Number, including area code (703) 847-5268

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5:   On June 7, 2002, the Registrant issued the press release attached hereto as Exhibit 99.

Exhibits: 99- Press Release dated June 7, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALLIED RESEARCH CORPORATION


                                              By: /s/  John G. Meyer, Jr.
                                                 -------------------------------
Date: June 8, 2002                               John G. Meyer, Jr.,
                                                 Executive Vice President and
                                                 Chief Operating Officer

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